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                                                                    Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
       As ADOPTED PURUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Aquis Communications Group, Inc. (the "Company") on Form 10Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian M. Bobeck, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            1. the Report fully complies with the requirements of Section 13(a)
               or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





This Certification is executed as of May 12, 2004
                                                /s/ Brian M. Bobeck
                                                -------------------------------
                                                Name:  Brian M. Bobeck
                                                Title: Chief Executive Officer
                                                Aquis Communications Group, Inc.


A signed original of this written statement required by Section 906 has been provided to Aquis Communications Group, Inc. and will be retained by Aquis Communications Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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